EXHIBIT 10.16.2
                    NEITHER  WARRANTS  REPRESENTED  BY  THIS
                    CERTIFICATE NOR THE SHARES ISSUABLE UPON
                    EXERCISE  HEREOF  HAVE  BEEN  REGISTERED
                    UNDER  THE   SECURITIES   ACT  OF  1933.
                    NEITHER  SUCH  WARRANTS  NOR SUCH SHARES
                    MAY  BE  SOLD  OR   OFFERED   FOR  SALE,
                    TRANSFERRED,  HYPOTHECATED  OR OTHERWISE
                    ASSIGNED IN THE ABSENCE OF AN  EFFECTIVE
                    REGISTRATION   STATEMENT   WITH  RESPECT
                    THERETO  UNDER SUCH ACT OR AN OPINION OF
                    COUNSEL  REASONABLY  ACCEPTABLE  TO  THE
                    COMPANY   THAT   AN    EXEMPTION    FROM
                    REGISTRATION   FOR  SUCH  SALE,   OFFER,
                    TRANSFER,    HYPOTHECATION    OR   OTHER
                    ASSIGNMENT IS AVAILABLE UNDER SUCH ACT.

                       THE TRANSFER OF THIS CERTIFICATE IS
                         RESTRICTED AS DESCRIBED HEREIN.

                       MEDIWARE INFORMATION SYSTEMS, INC.


               Warrant for the Purchase of Shares of Common Stock
                            par value $.10 per share

No.                                                                   Shares

                  THIS CERTIFIES that, for receipt in hand of $__ and other value received ________________________________, (the "Holder"), is entitled to subscribe for and purchase from MEDIWARE INFORMATION SYSTEMS, INC., a New York corporation (the "Company"), upon the terms and conditions set forth herein, at any time or from time to time after _________________, and before 5:00 P.M. on _____________ __________________, New York time (the "Exercise Period"),
________ shares of the Company's Common Stock, par value $.10 per share ("Common Stock"), at a price of .50 per share (the "Exercise Price"). This Warrant may not be sold, transferred, assigned or hypothecated except that it may be transferred, in whole or in part, (i) by will or by intestate succession, or
(ii) by operation of law; and the term the "Holder" as used herein shall include any transferee to whom this Warrant has been transferred in accordance with the above. As used herein the term "this Warrant" shall mean and include this Warrant and any Warrants hereafter issued as a consequence of the exercise or transfer of this Warrant in whole or in part.

                  The number of shares of Common Stock issuable upon exercise of this Warrant (the "Warrant Shares") and the Exercise Price may be adjusted from time to time as hereinafter set forth.

                  1. This Warrant may be exercised during the Exercise Period as to the whole or any lesser number of whole shares, by the surrender of this Warrant (with the election at the end hereof duly executed to the Company at its office at 1121 Old Walt Whitman Road, Melville, New York 11747, or such other place as is designated in writing by the Company, together with a certified or bank cashier's check payable to the order of the Company in an amount equal to the Exercise Price multiplied by the number of Warrant Shares for which this Warrant is being exercised.

                  2. Upon each exercise of the Holder's rights to purchase the Warrant Shares granted pursuant to this Warrant, as reissued from time to time, the Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the transfer books of the Company shall then be closed or certificates representing such Warrant Shares shall not then have been actually delivered to the Holder. As soon as practicable after each such exercise of this Warrant, the Company shall issue and deliver to the Holder a certificate or certificates for the Warrant Shares, registered in the name of the Holder or its designee. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the Warrant Shares (or portions thereof) subject to purchase hereunder.

                  3. Any Warrants issued upon the transfer or exercise in part of this Warrant (together with this Warrant, the "Warrants") shall be numbered and shall be registered in a Warrant Register as they are issued. The Company shall be entitled to treat the registered holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person, and shall not be liable for any registration or transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with the knowledge of such facts that its participation therein amounts to bad faith. The Warrants shall be transferable only on the books of the Company upon delivery thereof duly endorsed by the Holder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer. In all cases of transfer by an attorney, executor, administrator, guardian or other legal representative, duly authenticated evidence of his or its authority shall be produced. Upon any registration of transfer, the Company shall deliver a new Warrant or Warrants to the person entitled thereto. The Warrants may be exchanged, at the option of the Holder thereof, for another Warrant, or other

Warrants  of  different  denominations,  of like tenor and  representing  in the aggregate the right to purchase a like number of Warrant Shares (or portions thereof) upon surrender to the Company or its duly authorized agent. Notwithstanding the foregoing, the Company shall have no obligation to cause Warrants to be transferred on its books to any person if, in the opinion of counsel to the Company, such transfer does not comply with the provisions of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations thereunder.

                  4. The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of providing for the exercise of the rights to purchase all Warrant Shares granted pursuant to this Warrant, such number of shares of Common Stock as shall, from time to time, be sufficient therefor. The Company covenants that all shares of Common Stock issuable upon exercise of this Warrant, upon receipt by the Company of the purchase price therefor, shall be validly issued, fully paid nonassessable, and free of preemptive rights.

                  5. (a) In case the Company shall at any time after the date of this Warrant (i) declare a dividend on the outstanding Common Stock in shares of its capital stock, (ii) subdivide the outstanding Common Stock, (iii) combine the outstanding Common Stock into a smaller number of shares, or (iv) issue any shares of its capital stock by reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then, in each case, the Exercise Price, and the number and kind of shares of Common Stock receivable upon exercise of this Warrant, in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination, or reclassification, shall be proportionately adjusted so that the Holder after such time shall be entitled to receive the aggregate number and kind of shares which, if such Warrant had been exercised immediately prior to such time, he would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination, or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

                           (b)      Whenever there shall be an adjustment as
provided in this section 5, the Company shall promptly cause written notice thereof to be sent by registered mail, postage prepaid, to the Holder, at its principal office, which notice shall be accompanied by an officer's certificate setting forth the number of Warrant Shares purchasable upon the exercise of this Warrant and the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the computation thereof, which officer's certificate shall be conclusive evidence of the correctness of any such adjustment absent manifest error.

                           (c)      The Company shall not be required to issue
fractions of shares of Common Stock or other capital stock of the Company upon the exercise of the Warrants. If any fraction of a share would be issuable on the exercise of any Warrant (or specified portions thereof), the Company shall purchase such fraction for an amount in cash equal to the same fraction of the Current Market Price of such share of Common Stock on the date of exercise of the Warrant.

                  6. In case of any consolidation with or merger of the Company with or into another Corporation (other than a merger or consolidation in which the Company is the surviving or continuing corporation), or in case of any sale, lease or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, such successor, leasing or purchasing corporation, as the case may be, shall (i) execute with the Holder an agreement providing that the Holder shall have the right thereafter to receive upon exercise of this Warrant solely the kind and amount of shares of stock and other securities, property, cash or any combination there of receivable upon such consolidation, merger, sale, lease or conveyance by a holder of the number of shares of Common Stock for which this Warrant might have been exercised immediately prior to such consolidation, merger, sale, lease or conveyance, and
(ii) make effective provision in its certificate of incorporation or otherwise, if necessary, in order to effect such agreement. Such agreement shall provide for adjustments which shall be as nearly equivalent as practicable to the adjustment in section 5.

                  7. The Warrant Shares issued upon exercise of the Warrants shall be subject to a stop transfer order and certificate or certificates evidencing such warrant Shares shall bear the following legend:


                       "THE  SHARES   REPRESENTED   BY  THIS
                    CERTIFICATE  HAVE  NOT  BEEN  REGISTERED
                    UNDER THE SECURITIES  ACT OF 1933.  SUCH
                    SHARES  MAY  NOT  BE  SOLD,  OFFERED  OR
                    TRANSFERRED,  HYPOTHECATED  OR OTHERWISE
                    ASSIGNED IN THE ABSENCE OF AN  EFFECTIVE
                    REGISTRATION   STATEMENT   WITH  RESPECT
                    THERETO  UNDER SUCH ACT OR AN OPINION OF
                    COUNSEL  REASONABLY  ACCEPTABLE  TO  THE
                    COMPANY   THAT   AN    EXEMPTION    FROM
                    REGISTRATION  FOR SUCH  SALE,  TRANSFER,
                    HYPOTHECATION  OR  OTHER  ASSIGNMENT  IS
                    AVAILABLE UNDER SUCH ACT."

                  8. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant (and upon surrender of any Warrant if mutilated), and upon reimbursement of the Company's reasonable incidental expenses, the Company shall execute and deliver to the Holder thereof a new Warrant of like date, tenor and denomination.

                  9. The Holder of any Warrant shall not have, solely on account of such status, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided in this Warrant.

                10. This Warrant shall be construed in accordance with the laws of the State of New York applicable to contracts made and performed within such State, without regard to principles of conflicts of law.


Dated:

                                       MEDIWARE INFORMATION SYSTEMS, INC.




                                       By:_______________________________
                                                President

[SEAL]




___________________________
        Secretary

                               FORM OF ASSIGNMENT


(To be executed by the registered holder if such holder desires to transfer the attached Warrant.)


                FOR   VALUE   RECEIVED,   ______________________________________
hereby sells, assigns and transfers unto __________________________ a Warrant to purchase ________ Shares of Mediware Information Systems, Inc. (the "Company"), together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ______________________________attorney to transfer such Warrant on the books of the Company, with full power of substitution.


Dated: _____________________

                                         Signature____________________________


Signature Guaranteed:



                                     NOTICE


                The signature on the foregoing Assignment must correspond to the name as written upon the face of this warrant in every particular, without alteration or enlargement or any change whatsoever.

To:      MEDIWARE INFORMATION SYSTEMS, INC.
         1121 Old Walt Whitman Road
         Melville, New York 11747


                              ELECTION TO EXERCISE


                The undersigned hereby exercises his or its rights to purchase _____ Warrant Shares covered by the within Warrant and tenders payment herewith in the amount of $________ in accordance with the terms thereof, and requests that certificates for such securities be issued in the name of, and delivered to:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    (Print Name, Address and Social Security
                          of Tax Identification Number)

and, if such number of Warrant Shares shall not be all the Warrant Shares covered by the within Warrant, that a New Warrant for the balance of the Warrant Shares covered by the within Warrant be registered in the name of, and delivered to, the undersigned at the address stated below.


Dated: ____________________            Name______________________________
                                                    (Print)

Address:________________________________________________________________________




                                            ______________________________
                                                    (Signature)

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